                                                                   EXHIBIT 10.19

--------------------------------------------------------------------------------
FORM CD-451      U.S. DEPARTMENT OF COMMERCE        [_]  GRANT   [X] COOPERATIVE
(REV. 10-93)                                                         AGREEMENT
DAO 203-26                                      --------------------------------
AMENDMENT TO FINANCIAL ASSISTANCE AWARD          ACCOUNTING CODE
                                                      *** SEE BELOW
--------------------------------------------------------------------------------
RECIPIENT NAME                                   AWARD NUMBER
   Scientific Measurement Systems, Inc.                 7ONANB5Hl148
--------------------------------------------------------------------------------
STREET ADDRESS                                   AMENDMENT NUMBER
2209 Donley Drive                                            Ol
                                                --------------------------------
                                                 EFFECTIVE DATE
                                                        January 19, 1996
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CITY, STATE, ZIP CODE                            EXTEND WORK COMPLETION TO
Austin, TX 78758                                             -0-
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DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND  20899-0001
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                                     PREVIOUS                         TOTAL
COSTS ARE REVISED AS FOLLOWS:  ESTIMATED COSTS     ADD    DEDUCT  ESTIMATED COST
--------------------------------------------------------------------------------
FEDERAL SHARE OF COST           $3,753,156.00      $-0-    $-0-   $3,753,156.00
--------------------------------------------------------------------------------
RECIPIENT SHARE OF COST         $3,906,346.00      $-0-    $-0-   $3,906,346.00
--------------------------------------------------------------------------------
TOTAL ESTIMATED COST            $7,659,502.00      $-0-    $-0-   $7,659,502.00
--------------------------------------------------------------------------------
REASON(S) FOR AMENDMENT
PROJECT TITLE: `Fast, Volumetric X-ray Scanner for Three Dimensional Characterization of Critical Objects'


This cooperative agreement is amended to: (1) remove Special Award Condition No. 9 entitled, `Contingency.' A fully executed Joint Venture Agreement, the notification to the Department of Justice (DOJ) and the Federal Trade Commission
(FTC) of the formation of the Joint Venture, and the budget information were received on January 16, 1996, and approved; (2) correct the street address in Special Award Condition No. 1; and (3) add Special Award Condition No. 9 entitled, `Requirement To Announce Federally Funded Projects or Programs.'

--------------------------------------------------------------------------------
This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Amendment null and void.

[_] Special Award Conditions

[_] Line Item Budget

[_] Other(s):
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

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 **ACCOUNTING CODE: CC 51505329 Ob. Cl. 4110  Req. No. 5150-6246  $0.00
 150/JBoudreaux B-AE93-Y-H-F-N-A-48-05000  EIN: 74-2048763
--------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE      TITLE                          DATE
GRANTS OFFICER
Lisa K. Jandovitz /s/ Lisa K. Jandovitz  Grants Officer                  1/30/96
--------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF              TITLE                          DATE
AUTHORIZED RECIPIENT 0FFICIAL
Forrest Hopkins  /s/ Forrest Hopkins   Vice President of Research & Dev. 2/2/96
--------------------------------------------------------------------------------
ELECTRONIC FORM                                                 3

                            SPECIAL AWARD CONDITIONS
                  ADVANCED TECHNOLOGY PROGRAM - JOINT VENTURE
                      SCIENTIFIC MEASUREMENT SYSTEMS, INC.
                     COOPERATIVE AGREEMENT NO. 7ONANB5H1l48
                                 AMENDMENT - 0l


Correct the following:

1.   RECIPIENT JOINT VENTURE ADMINISTRATOR CONTACT

The Recipient Joint Venture Administrator Contact's name, title, address, and telephone number are:

(Technical)          Dr. Forrest Hopkins
                     (512) 837-4712
(Administrative)     Mr. Keith Jezek, (512) 837-4712
                     Scientific Measurement Systems, Inc.
                     2210 Denton, Suite 106
                     Austin, TX  78758


Add the following:

9.   REQUIREMENT TO ANNOUNCE FEDERALLY FUNDED PROJECTS OR PROGRAMS

In accordance with Section 508 of Public Law 103-333, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money, all grantees receiving Federal funds, including but not limited to State and local governments and recipients of Federal research grants, shall clearly state
(1) the percentage of the total costs of the program or project which will be financed with Federal money, (2) the dollar amount of Federal funds for the project or program, and (3) percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.


                ALL OTHER TERMS AND CONDITIONS REMAIN IN EFFECT

--------------------------------------------------------------------------------
FORM CD-450      U.S. DEPARTMENT OF COMMERCE        [_]  GRANT   [X] COOPERATIVE
(REV. 10-93)                                                         AGREEMENT
DAO 203-26                                      --------------------------------
             FINANCIAL ASSISTANCE AWARD          ACCOUNTING CODE
                                                      *** SEE BELOW
--------------------------------------------------------------------------------
RECIPIENT NAME                                   AWARD NUMBER
   Scientific Measurement Systems, Inc.                 7ONANB5Hl148
--------------------------------------------------------------------------------
STREET ADDRESS                                   FEDERAL SHARE OF COST
2209 Donley Drive                                    $3,753,156.00
--------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                            RECIPIENT SHARE OF COST
Austin, TX 78758                                     $3,906,346.00
--------------------------------------------------------------------------------
AWARD PERIOD                                     TOTAL ESTIMATED COST
September 1, 1995 - August 31, 1998                  $7,659,502.00
--------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND  20899-0001
--------------------------------------------------------------------------------
AUTHORITY
Authorized by Section 5131 of P.L. 100-418, codified at 15 U.S.C. 278n, as modified by P.l. 102-245, the Final Rule 15 CFR Part 295, and Program Announcement ATP 95-02.
--------------------------------------------------------------------------------
PROJECT TITLE
'Fast, Volumetric X-ray Scanner for Three Dimensional Characterization of Critical Objects'
--------------------------------------------------------------------------------
This Award approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the Recipient, two signed Award documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Award null and void.

[X] Department of Commerce Financial Assistance Standard Terms and Conditions

[X] Special Award Conditions

[X] Line Item Budget

[_] 0MB Circular A-21, Cost Principles for Educational Institutions

[_] 0MB Circular A-87, Cost Principles for State and Local Governments

[X] 0MB Circular A-110, Grants and Agreements with Institutions of Higher
    Education, Hospitals, and Other Nonprofit Organizations Uniform Administrative Requirements

[_] 0MB Circular A-122, Cost Principles for Nonprofit Organizations

[_] 15 CFR Part 24, Uniform Administrative Requirements for Grants and
    Cooperative Agreements to State and Local Governments

[_] CFR Part 29a, Audit Requirements for State and Local Governments

[_] 15 CFR Part 29b, Audit Requirements for Institutions of Higher Education and
    Nonprofit Organizations

[X] 48 CFR Part 31, Contract Cost Principles and Procedures

[X} Other(s):  General Terms and Conditions Advanced Technology Program - Joint
               ----------------------------------------------------------------
Venture
--------------------------------------------------------------------------------

**ACCOUNTING CODE: CC 51505329 Ob.Cl. 4110  Req.No. 5150-6246 $1,211,334.00
--------------------------------------------------------------------------------
 B-AE93-Y-C-F-N-A-48-05000 E.I.N.                150 J. Boudreaux
--------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE     TITLE                          DATE
GRANTS OFFICER
Lisa K. Jandovitz /s/ Lisa K. Jandovitz  Grants Officer                 9/26/95
--------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF           TITLE                             DATE
AUTHORIZED RECIPIENT 0FFICIAL

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ELECTRONIC FORM                                                    3

                            SPECIAL AWARD CONDITIONS
                  ADVANCED TECHNOLOGY PROGRAM - JOINT VENTURE
                    COOPERATIVE AGREEMENT NO. 7ONANB5H11148

1. RECIPIENT JOINT VENTURE ADMINISTRATOR CONTACT

The Recipient Joint Venture Administrator Contact's name, title, address, and telephone number are:

(Technical)      Dr. Forrest Hopkins
                 (512) 837-4712
(Administrative) Mr. Keith Jezek (512) 8374712
                 Scientific Measurement Systems, Inc.
                 2209 Donley Drive
                 Austin, TX 78758

2. JOINT VENTURE MEMBERS

The organizations named below have been approved as joint venture members to conduct research described herein. Any changes or new members must be approved in writing by the Grants Officer:

  GE Corporate Research and Development
  General Motors
  General Electric-Aircraft Engines
  EG&G Reticon
  Scientific Measurement Systems, Inc.

3. GRANTS OFFICER

The Grants Officer's name, address, and telephone number are:

                              Lisa K. Jandovitz
                National Institute of Standards and Technology
                             Bldg. 301, Room B129
                          Gaithersburg, MD 20899-0001
                                (301) 975-5044

4. GRANTS SPECIALIST

The Grants Specialist's name, address, and telephone number are:

                               Gwendolyn Simpson
                National Institute of Standards and Technology
                             Bldg. 301, Room B129
                          Gaithersburg, MD 20899-0001
                                (301) 975-6672

 5. PROJECT MANAGEMENT

a.  The Technical Project Manager's name, address, and telephone number are:

                                Jack Boudreaux
                National Institute of Standards and Technology
                             Bldg. 101, Room A625
                          Gaithersburg, MD 20899-0001
                                (301) 975-3560

b. The Business Project Manager's name, address, and telephone number are:

                                 Michael Daum
                National Institute of Standards and Technology
                             Bldg. 101, Room A303
                          Gaithersburg, MD 20899-0001
                                (301) 975-45487

6. PROJECT DESCRIPTION

All research shall be conducted in accordance with the Recipient's proposal dated February 28, 1995 and revised budget NIST Form 1263 dated September 22, 1995.

7. FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a three-year
                                                                   ----------
period (referred to as the "project period") for a total amount of $3,753,156.00
                                                                   -------------
in Federal funds. However, Federal funding available at this time is limited to $1,211,334.00 for the first year period (referred to as the "budget period").
-------------
Receipt of any additional funding up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion of the Agency. The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability will exist or result on the part of the Federal Government for payment of any portion of the remaining funds which have not been made available under the award. The notice of availability or non-availability of additional funding for the second and third year(s) will be made in writing only by the Grants
        ------     -----                                             ------
Officer. This written notification shall be made prior to or no later than 30
-------
days after the expiration of each year's activities.

8. COST SHARE

For the first year period, the cost sharing ratio applicable to this award is the Recipient's contribution of 51% ($1,260.776.00) and NIST's contribution of 49% ($1,211,334). Recipients must meet or exceed the cost share ratio on a quarterly financial reporting basis.

9. CONTINGENCY:

No cost shall be charged to this cooperative agreement until a Joint Venture
(JV) Agreement has been submitted to and approved by the Grants Officer in writing. This cooperative agreement will be terminated for cause, and no cost will be paid under this award if the Recipient fails to submit a NIST accepted fully executed JV Agreement, a copy of the notification to the Department of Justice and Federal Trade Commission within 90 days from the date of receipt of this cooperative agreement. The JV Agreement must include, but not be limited to, terms which designate an organization to serve as the Administrator which has power of attorney to enter into this cooperative agreement for and on behalf of the entire Joint Venture; provide protection of intellectual property and providing a Government Use License; and address liability of the Joint Venture members.

Also, pending budget and administrative issues must be resolved within this 90 90 day period.

Special Award Conditions/ATP-JV/07-95